                                                                Rule 497(e)
                                                                File No.33-90208



                                 ALLOCATOR 2000
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY
                     ACACIA NATIONAL LIFE INSURANCE COMPANY


                         Supplement Dated June 18, 1998
                                       to
                          Prospectus Dated May 1, 1998


         The May 1, 1998 Allocator 2000 Prospectus is hereby supplemented to include after Appendix B the attached Audited Financial Statements of Acacia National Variable Life Insurance Separate Account I (December 31, 1997 and 1996) and Audited Financial Statements (Statutory Basis) of Acacia National Life Insurance Company (December 31, 1997 and 1996).

AUDITED FINANCIAL STATEMENTS


ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I


DECEMBER 31, 1997 AND 1996





Report of Independent Accountants........................................      1
Statement of Assets and Liabilities......................................      2
Statements of Operations and Changes in Net Assets.......................    3-4
Notes to the Financial Statements........................................    5-8

                        [COOPERS & LYBRAND LETTERHEAD]


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Acacia National Life Insurance Company and Contract Owners of Acacia National Variable Life Insurance Separate Account I

We have audited the accompanying statement of assets and liabilities for each of the following sub-accounts comprising the Acacia National Variable Life Insurance Separate Account I (the Account): the Social Money Market; Social
Balanced; Social Strategic Growth; Large Cap Growth; Mid Cap Growth; Small Cap Growth; S&P 500 Index; Income; Growth; International Growth; Aggressive Growth; and Hard Assets/Metals sub-accounts as of December 31, 1997, and the related statements of operations and changes in the net assets for the years ended December 31,1997 and 1996; statement of assets and liabilities for the Social Managed Growth; Social Global; High Income; Aggressive Growth; Large Cap Growth; Balanced; and Managed Income sub-accounts as of December 31,1997 and the related statements of operations and changes in the net assets for the period May 1, 1997 (date of inception) to December 31, 1997; and the statements of operations and changes in net assets for the Income; and Balance sub-accounts for the period January 1,1997 to November 6, 1997 (date of closure) and for the year ended December 31, 1996. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the registered investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all respect, the financial position of each of the respective sub-accounts comprising the Acacia National Variable Life Insurance Separate Account I as of December 31, 1997 and the results of their operations and changes in net assets for the respective periods indicated herein, in conformity with generally accepted accounting principles.


Washington, D.C.
April 22, 1998

           ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I

                      STATEMENTS OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1997

                                                            CALVERT                                            ALGER
                                     -------------------------------------------------------     --------------------------------
                                      SOCIAL                  SOCIAL      SOCIAL
                                      MONEY        SOCIAL     STRATEGIC    MANAGED    SOCIAL     LARGE CAP    MID CAP    SMALL CAP
                                      MARKET      BALANCED     GROWTH      GROWTH     GLOBAL      GROWTH      GROWTH       GROWTH
                                     ---------    --------    --------    -------    -------     ---------    ------     ---------
ASSETS
   Investments, identified costs     $ 366,843    $ 23,412    $ 48,212    $11,805    $22,247     $777,906    $298,226    $734,768
                                     =========    ========    ========    =======    =======     ========    ========    ========
   Investments, at market            $ 366,843    $ 22,759    $ 46,146    $11,202    $19,707     $888,391    $316,847    $808,431
                                     =========    ========    ========    =======    =======     ========    ========    ========
      Number of shares                 366,843      11,494       3,842        420      1,036       20,776      13,104      18,478
                                     =========    ========    ========    =======    =======     ========    ========    ========
   Net Assets                        $ 366,843    $ 22,759    $ 46,146    $11,202    $19,707     $888,391    $316,847    $808,431
                                     =========    ========    ========    =======    =======     ========    ========    ========

ACCUMULATION UNITS
   Number of units                     330,489       1,678       3,703        900      1,788       62,387      24,543      69,933
                                     =========    ========    ========    =======    =======     ========    ========    ========
NET ASSET VALUE PER
   ACCUMULATION UNIT
      December 31, 1997              $    1.11    $  13.56    $  12.46    $ 12.44    $ 11.02     $  14.24    $  12.91    $  11.56
                                     =========    ========    ========    =======    =======     ========    ========    ========

      December 31, 1996              $    1.05    $  11.28    $  13.83         --         --     $  11.33    $  11.22    $  10.38
                                     =========    ========    ========    =======    =======     ========    ========    ========



                                        DREYFUS          NEUBERGER & BERMAN                    STRONG                    VAN ECK
                                        -------       ------------------------      ---------------------------      ---------------
                                         S & P
                                          500                                       INTERNATIONAL     AGGRESSIVE          HARD
                                         INDEX          INCOME         GROWTH          GROWTH          GROWTH        ASSETS / METALS
                                      -----------     ---------      ---------      -------------     ----------     ---------------
ASSETS                                $ 1,852,647     $  844,033     $  561,219     $   1,514,457     $  193,632     $       260,283
   Investments, identified costs      ===========     ==========     ==========     =============     ==========     ===============
                                      $ 2,028,397     $  863,833     $  629,671     $   1,286,718     $  208,414     $       253,944
   Investments, at market             ===========     ==========     ==========     =============     ==========     ===============
                                           78,773         61,178         20,618           138,060         17,324              16,154
      Number of shares                ===========     ==========     ==========     =============     ==========     ===============
                                      $ 2,028,397     $  863,833     $  629,671     $   1,286,718     $  208,414     $       253,944
   Net Assets                         ===========     ==========     ==========     =============     ==========     ===============

ACCUMULATION UNITS
   Number of units                        125,133         77,059         45,761           137,912         18,742              22,198
                                      ===========     ==========     ==========     =============     ==========     ===============
NET ASSET VALUE PER
   ACCUMULATION UNIT
      December 31, 1997               $     16.21     $    11.21     $    13.76     $        9.33     $    11.12     $         11.44
                                      ===========     ==========     ==========     =============     ==========     ===============

      December 31, 1996               $     12.19     $    10.50     $    10.66     $       11.15     $     9.98     $         11.64
                                      ===========     ==========     ==========     =============     ==========     ===============

                                                             OPPENHEIMER
                                     -------------------------------------------------------------
                                       HIGH      AGGRESSIVE    LARGE CAP                  MANAGED
                                      INCOME      GROWTH        GROWTH       BALANCED      INCOME
                                     -------     ----------    ---------     --------     --------
ASSETS
   Investments, identified costs     $69,389     $ 354,826     $ 583,159     $ 71,911     $ 19,554
                                     =======     =========     =========     ========     ========
   Investments, at market            $69,764     $ 356,132     $ 604,610     $ 74,938     $ 19,358
                                     =======     =========     =========     ========     ========
      Number of shares                 6,056         8,695        18,638        3,641        3,781
                                     =======     =========     =========     ========     ========
   Net Assets                        $69,764     $ 356,132     $ 604,610     $ 74,938     $ 19,358
                                     =======     =========     =========     ========     ========
ACCUMULATION UNITS
   Number of units                     6,274        28,422        49,967        5,836        1,797
                                     =======     =========     =========     ========     ========

NET ASSET VALUE PER
   ACCUMULATION UNIT
    December 31, 1997                $ 11.12     $   12.53     $   12.10     $  12.84     $  10.77
                                     =======     =========     =========     ========     ========

    December 31, 1996                     --            --            --           --           --
                                     =======     =========     =========     ========     ========



SEE NOTES TO FINANCIAL STATEMENTS.

           ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                           CALVERT                          ALGER
                                                   -------------------------------------------------------------------   ----------
                                                      SOCIAL                     SOCIAL        SOCIAL                       LARGE
                                                      MONEY         SOCIAL     STRATEGIC      MANAGED       SOCIAL           CAP
                                                      MARKET       BALANCED      GROWTH       GROWTH *      GLOBAL *        GROWTH
                                                   -----------     --------     --------     ---------     ---------      ---------
OPERATIONS:
    Investment Income
        Dividends                                  $     7,942     $  1,565     $  4,107     $   1,160     $   1,968      $  5,840
        Mortality and expense charge                    (4,111)         (72)        (355)          (28)          (50)       (5,914)
                                                   -----------     --------     --------    ----------     ---------      ---------
          Net Investment Income (Loss)                   3,831        1,493        3,752         1,132         1,918           (74)

    Realized and Unrealized Gains (Losses) on
    Investments:
        Realized gains (losses) from redemption of
          fund shares                                       --          204       (1,773)          100             4        39,995
        Unrealized appreciation (depreciation)
          of investments                                   440         (515)      (2,228)         (603)       (2,540)       95,625
                                                   -----------     --------     --------    ----------     ---------      ---------
          Net Gain (Loss) on Investments                   440         (311)      (4,001)         (503)       (2,536)      135,620

          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                     4,271        1,182         (249)          629          (618)      135,546

CAPITAL TRANSACTIONS:
    Transfer of  premium                             1,288,575        8,418       31,319         7,751        11,238       658,928
    Contract terminations                              (30,731)          (2)        (754)           --           (15)       (6,652)
    Policy account value charges                      (107,268)      (1,871)      (9,269)         (723)       (1,311)     (154,294)
    Sub-account transfers                             (934,230)      12,200        4,603         3,545        10,413       (66,291)
                                                   -----------     --------     --------    ----------     ---------      ---------
          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                         216,346       18,745       25,899        10,573        20,325       431,691
                                                   -----------     --------     --------    ----------     ---------       --------
          TOTAL INCREASE  IN NET ASSETS                220,617       19,927       25,650        11,202        19,707       567,237

          NET ASSETS, beginning of the year            146,226        2,832       20,496            --            --       321,154
                                                   -----------     --------     --------    ----------     ---------      ---------
          NET ASSETS, at end of the year           $   366,843      $22,759      $46,146    $   11,202     $  19,707      $888,391
                                                   -----------     --------     --------    ----------     ---------      ---------

UNITS ISSUED AND REDEEMED
    Beginning balance                                  138,906          251        1,482            --            --        28,351
    Units issued                                     1,439,931        1,655        4,603           994         1,939        64,768
    Units redeemed                                   1,248,348          228        2,382            94           151        30,732
                                                   -----------     --------     --------    ----------     ---------      ---------
    Ending balance                                     330,489        1,678        3,703           900         1,788        62,387
                                                   ===========     ========     ========    ==========     =========      =========


                                                               ALGER                     DREYFUS            NEUBERGER & BERMAN
                                                    -----------------------------      -----------     -----------------------------
                                                                                          S & P
                                                        MID CAP         SMALL CAP          500
                                                        GROWTH           GROWTH           INDEX          INCOME           GROWTH
                                                     -----------      -----------      -----------      ----------      ------------
OPERATIONS:
    Investment Income
        Dividends                                    $     2,687      $    27,461      $    43,942      $   20,653      $    23,873
        Mortality and expense charge                      (1,692)          (6,075)         (11,588)         (4,295)          (3,395)
                                                     -----------      -----------      -----------      ----------      -----------
          Net Investment Income (Loss)                       995           21,386           32,354          16,358           20,478

    Realized and Unrealized Gains (Losses) on
    Investments:
        Realized gains (losses) from redemption of
          fund shares                                     11,425            9,397          112,714           1,905           16,065
        Unrealized appreciation (depreciation)
          of investments                                  15,140           70,132          146,383          15,273           59,454
                                                      ----------      -----------      -----------       ---------      -----------
          Net Gain (Loss) on Investments                  26,565           79,529          259,097          17,178           75,519

          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                      27,560          100,915          291,451          33,536           95,997

CAPITAL TRANSACTIONS:
    Transfer of  premium                                 209,184          639,497        1,457,795         573,088          436,222
    Contract terminations                                 (1,677)          (5,444)          (9,634)         (6,482)          (4,506)
    Policy account value charges                         (44,137)        (158,511)        (302,335)       (112,059)         (88,567)
    Sub-account transfers                                 35,378         (171,620)          39,694         170,258            9,415
                                                      ----------      -----------      -----------       ---------      -----------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                           198,748          303,922        1,185,520         624,805          352,564
                                                      ----------      -----------      -----------       ---------      -----------
          TOTAL INCREASE  IN NET ASSETS                  226,308          404,837        1,476,971         658,341          448,561

          NET ASSETS, beginning of the year               90,539          403,594          551,426         205,492          181,110
                                                      ----------      -----------      -----------       ---------      -----------
          NET ASSETS, at end of the year              $  316,847      $   808,431      $ 2,028,397       $ 863,833      $   629,671
                                                      ----------      -----------      -----------       ---------      -----------

UNITS ISSUED AND REDEEMED
    Beginning balance                                      8,066           38,887           45,236          19,571           16,990
    Units issued                                          26,097           83,058          141,619          84,591           46,395
    Units redeemed                                         9,620           52,012           61,722          27,103           17,624
                                                       ----------      -----------      -----------       ---------      -----------
    Ending balance                                        24,543           69,933          125,133          77,059           45,761
                                                       ==========      ===========      ===========       ========      ===========





                                                                                         STRONG                         VAN ECK
                                                       ------------------------------------------------------------  --------------
                                                                                      INTERNATIONAL     AGGRESSIVE        HARD
                                                       INCOME **       BALANCE **        GROWTH           GROWTH     ASSETS / METALS
                                                       ----------      ----------      -----------      -----------  --------------
OPERATIONS:
    Investment Income
        Dividends                                      $      359      $    6,377      $     8,037               --     $     5,120
        Mortality and expense charge                          (49)           (516)          (8,011)     ($    1,084)         (1,655)
                                                       ----------      ----------      -----------      -----------     -----------
          Net Investment Income (Loss)                        310           5,861               26           (1,084)          3,465

    Realized and Unrealized Gains (Losses) on
    Investments:
        Realized gains (losses) from redemption of
          fund shares                                         (38)         11,629           (3,230)           5,524           2,494
        Unrealized appreciation (depreciation)
          of investments                                       52           2,621         (230,017)          12,920         (10,841)
                                                       ----------      ----------      -----------      -----------     -----------
          Net Gain (Loss) on Investments                       14          14,250         (233,247)          18,444          (8,347)

          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                          324          20,111         (233,221)          17,360          (4,882)

CAPITAL TRANSACTIONS:
    Transfer of  premium                                    3,119          57,796          999,117          133,826         187,675
    Contract terminations                                     (75)            (70)          (9,908)          (1,071)         (2,030)
    Policy account value charges                           (1,282)        (13,450)        (209,009)         (28,281)        (43,175)
    Sub-account transfers                                 (11,996)       (151,467)         296,376            9,619          28,359
                                                       ----------      ----------      -----------      -----------     -----------
          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                            (10,234)       (107,191)       1,076,576          114,093         170,829
                                                       ----------      ----------      -----------      -----------     -----------
          TOTAL INCREASE  IN NET ASSETS                    (9,910)        (87,080)         843,355          131,453         165,947

          NET ASSETS, beginning of the year                 9,910          87,080          443,363           76,961          87,997
                                                       ----------      ----------      -----------      -----------     -----------
          NET ASSETS, at end of the year               $        0      $        0      $ 1,286,718      $   208,414     $   253,944
                                                       ----------      ----------      -----------      -----------     -----------
UNITS ISSUED AND REDEEMED
    Beginning balance                                          984          7,816           39,763            7,708           7,560
    Units issued                                               677         11,884          132,459           17,417          22,271
    Units redeemed                                           1,661         19,700           34,310            6,383           7,633
                                                       -----------     ----------      -----------      -----------     -----------
    Ending balance                                               0              0          137,912           18,742          22,198
                                                       ===========     ==========      ===========      ===========     ===========

                                                                                     OPPENHEIMER
                                                       --------------------------------------------------------------------------
                                                          HIGH         AGGRESSIVE      LARGE CAP                       MANAGED
                                                        INCOME *       GROWTH *         GROWTH *        BALANCED *      INCOME *
                                                       ----------      ----------      ----------      ----------      ----------
OPERATIONS:
    Investment Income
        Dividends                                      $    2,165              --              --      $      267      $      765
        Mortality and expense charge                         (248)     ($   1,370)     ($   2,354)           (272)     ($      45)
                                                       ----------      ----------      ----------      ----------      ----------
          Net Investment Income (Loss)                      1,917          (1,370)         (2,354)             (5)            720

    Realized and Unrealized Gains (Losses) on
    Investments:
        Realized gains (losses) from redemption of
          fund shares                                         270           4,036           2,729           1,288               4
        Unrealized appreciation (depreciation)
          of investments                                      375           1,306          21,451           3,027            (196)
                                                       ----------      ----------      ----------      ----------      ----------
          Net Gain (Loss) on Investments                      645           5,342          24,180           4,315            (192)

          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                        2,562           3,972          21,826           4,310             528

CAPITAL TRANSACTIONS:
    Transfer of  premium                                   33,885         173,578         292,342          44,808          15,617
    Contract terminations                                     (49)         (2,392)         (4,210)            (10)             (5)
    Policy account value charges                           (6,479)        (35,746)        (61,426)         (7,100)         (1,165)
    Sub-account transfers                                  39,845         216,720         356,078          32,930           4,383
                                                       ----------      ----------      ----------      ----------      ----------
          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                             67,202         352,160         582,784          70,628          18,830
                                                       ----------      ----------      ----------      ----------      ----------
          TOTAL INCREASE  IN NET ASSETS                    69,764         356,132         604,610          74,938          19,358

          NET ASSETS, beginning of the year                    --              --              --              --              --
                                                       ----------      ----------      ----------      ----------      ----------
          NET ASSETS, at end of the year               $   69,764      $  356,132      $  604,610      $   74,938      $   19,358
                                                       ----------      ----------      ----------      ----------      ----------

UNITS ISSUED AND REDEEMED
    Beginning balance                                          --              --              --              --              --
    Units issued                                            7,955          36,728          59,904           7,354           2,265
    Units redeemed                                          1,681           8,306           9,937           1,518             468
                                                       ----------      ----------      ----------      ----------      ----------
    Ending balance                                          6,274          28,422          49,967           5,836           1,797
                                                       ==========      ==========      ==========      ==========      ===========

    *  From Sub-account inception, May, 1997.

   ** Sub-account closed November, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

           ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                       CALVERT                               ALGER
                                                       -------------------------------------   -------------------------------------
                                                         SOCIAL                    SOCIAL
                                                         MONEY        SOCIAL      STRATEGIC    LARGE CAP      MID CAP      SMALL CAP
                                                         MARKET      BALANCED      GROWTH       GROWTH        GROWTH         GROWTH
                                                       ---------     ---------    --------     ---------     ---------     ---------
OPERATIONS:
      Investment Income
         Dividends                                     $   1,630     $    213     $     64     $     934     $    146     $     160
         Mortality and expense charge                     (2,525)          (6)         (13)         (842)        (255)       (1,053)
                                                       ---------     --------     --------     ---------     --------     ---------
          Net Investment Income (Loss)                      (895)         207           51            92         (109)         (893)

      Realized and Unrealized Gains (Losses) on
      Investments:
         Realized gains (losses) from redemption of
           fund shares                                        --            1          430          (104)      (1,307)       (1,177)
         Unrealized appreciation (depreciation)
           of investments                                     --         (138)         160        14,859        3,481         3,531
                                                       ---------     --------     --------     ---------     --------     ---------
          Net Gain (Loss) on Investments                      --         (137)         590        14,755        2,174         2,354

          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                        (895)          70          641        14,847        2,065         1,461

CAPITAL TRANSACTIONS:
      Transfer of  premium                               816,161          286        3,334       278,552       83,500       347,283
      Contract terminations                               (3,610)          --           --            --           --            --
      Policy account value charges                       (58,360)         (67)      (1,740)      (53,632)     (12,263)      (61,314)
      Sub-account transfers                             (607,070)       2,543       18,243        81,387       17,220       116,164
                                                       ---------     --------     --------     ---------     --------     ---------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                           147,121        2,762       19,837       306,307       88,457       402,133
                                                       ---------     --------     --------     ---------     --------     ---------
          TOTAL INCREASE  IN NET ASSETS                  146,226        2,832       20,478       321,154       90,522       403,594

          NET ASSETS, beginning of the year                   --           --           18            --           17            --
                                                       ---------     --------     --------     ---------     --------     ---------
          NET ASSETS, at end of the year               $ 146,226     $  2,832     $ 20,496     $ 321,154     $ 90,539     $ 403,594
                                                       ---------     --------     --------     ---------     --------     ---------

UNITS ISSUED AND REDEEMED
      Beginning balance                                       --           --            2            --            2            --
      Units issued                                       977,173          257        1,962        38,131       11,514        50,998
      Units redeemed                                     838,267            6          482         9,780        3,450        12,111
                                                       ---------     --------     --------     ---------     --------     ---------
      Ending balance                                     138,906          251        1,482        28,351        8,066        38,887
                                                       =========     ========     ========     =========     ========     =========


                                                        DREYFUS        NEUBERGER & BERMAN
                                                       ---------     -----------------------
                                                         S & P
                                                          500
                                                         INDEX         INCOME       GROWTH
                                                       ---------     ---------     ---------
OPERATIONS:
      Investment Income
         Dividends                                     $  11,429            --            --
         Mortality and expense charge                     (1,417)    ($    561)    ($    488)
                                                       ---------     ---------     ---------
          Net Investment Income (Loss)                    10,012          (561)         (488)

      Realized and Unrealized Gains (Losses) on
      Investments:
         Realized gains (losses) from redemption of
           fund shares                                     2,674           205          (830)
         Unrealized appreciation (depreciation)
           of investments                                 29,363         4,527         8,997
                                                       ---------     ---------     ---------
          Net Gain (Loss) on Investments                  32,037         4,732         8,167

          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                      42,049         4,171         7,679

CAPITAL TRANSACTIONS:
      Transfer of  premium                               467,059       185,490       161,291
      Contract terminations                                   --            --            --
      Policy account value charges                       (74,883)      (27,407)      (27,362)
      Sub-account transfers                              115,387        43,238        39,485
                                                       ---------     ---------     ---------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                           507,563       201,321       173,414
                                                       ---------     ---------     ---------
          TOTAL INCREASE  IN NET ASSETS                  549,612       205,492       181,093

          NET ASSETS, beginning of the year                1,814            --            17
                                                       ---------     ---------     ---------
          NET ASSETS, at end of the year               $ 551,426     $ 205,492     $ 181,110
                                                       ---------     ---------     ---------

UNITS ISSUED AND REDEEMED
      Beginning balance                                      182            --             2
      Units issued                                        58,200        23,977        21,957
      Units redeemed                                      13,146         4,406         4,969
                                                       ---------     ---------     ---------
      Ending balance                                      45,236        19,571        16,990
                                                       =========     =========     =========


                                                                              STRONG                          VAN ECK
                                                    ----------------------------------------------------  ----------------
                                                                              INTERNATIONAL   AGGRESSIVE       HARD
                                                     INCOME        BALANCE       GROWTH         GROWTH    ASSETS / METALS
                                                    ---------     ---------      ------       ---------   ---------------
OPERATIONS:
      Investment Income
         Dividends                                  $      74     $   5,750     $     883     $   1,846            --
         Mortality and expense charge                     (32)         (241)       (1,189)         (174)    ($    244)
                                                    ---------     ---------     ---------     ---------     ---------
          Net Investment Income (Loss)                     42         5,509          (306)        1,672          (244)

      Realized and Unrealized Gains (Losses) on
      Investments:
         Realized gains (losses) from redemption of
           fund shares                                      1           238           878        (1,036)       (1,312)
         Unrealized appreciation (depreciation)
           of investments                                 (85)       (2,308)        2,278         1,862         4,499
                                                    ---------     ---------     ---------     ---------     ---------
          Net Gain (Loss) on Investments                  (84)       (2,070)        3,156           826         3,187

          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                      (42)        3,439         2,850         2,498         2,943

CAPITAL TRANSACTIONS:
      Transfer of  premium                             10,632        79,588       393,723        58,715        77,901
      Contract terminations                                --            --            --            --            --
      Policy account value charges                       (808)       (8,635)      (63,486)      (13,702)      (12,527)
      Sub-account transfers                               128        12,688       110,253        29,439        18,762
                                                    ---------     ---------     ---------     ---------     ---------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                          9,952        83,641       440,490        74,452        84,136
                                                    ---------     ---------     ---------     ---------     ---------
          TOTAL INCREASE  IN NET ASSETS                 9,910        87,080       443,340        76,950        87,079

          NET ASSETS, beginning of the year                --            --            23            11           918
                                                    ---------     ---------     ---------     ---------     ---------
          NET ASSETS, at end of the year            $   9,910     $  87,080     $ 443,363     $  76,961     $  87,997
                                                    ---------     ---------     ---------     ---------     ---------

UNITS ISSUED AND REDEEMED
      Beginning balance                                    --            --             2             1            93
      Units issued                                      1,081         9,163        50,321        10,758        10,494
      Units redeemed                                       97         1,347        10,560         3,051         3,027
                                                    ---------     ---------     ---------     ---------     ---------
      Ending balance                                      984         7,816        39,763         7,708         7,560
                                                    =========     =========     =========     =========     =========

SEE NOTES TO FINANCIAL STATEMENTS

ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997 AND 1996

NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

The Acacia National Variable Life Insurance Separate Account I (the Account) began operations on December 1, 1995 as a separate investment account within Acacia National Life Insurance Company (the Company) to receive and invest net premiums paid under a flexible premium variable life insurance policy (the
Policy). The Policy allows for flexible premium deposits, as payments may be made with varying amounts and frequency within stated limitations. The primary purpose of the policy is to provide life insurance protection in the event of the insured's death.

The Company is a member of the Acacia Group which includes Acacia Life Insurance Company (known prior to June 30, 1997 as Acacia Mutual Life Insurance Company) and its other wholly-owned subsidiaries: Acacia Financial Corporation (AFCO) and its subsidiaries, Acacia Federal Savings Bank F.S.B., Calvert Group, Ltd. and The Advisors Group, Inc.

Assets of the Account are the property of the Company. However, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The Account operates and is registered as a unit investment trust under the Investment Company Act of 1940. The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies.

NOTE 2 - SEPARATE ACCOUNT ASSETS

As of December 31, 1997, the Account has nineteen separate sub-accounts which are invested as directed by the contract owner. The Account purchases shares of each of the sub-accounts subject to the terms of the Participation Agreements between the Company and the sub-accounts. Shares of each sub-account are offered at a price equal to their respective net asset values per share, without sales charge, which represents their fair value. Calvert Asset Management Company, Inc., an indirectly wholly-owned subsidiary of AFCO, serves as an investment advisor to the Calvert Variable Series Inc. Calvert Social Money Market, Calvert Social Small Cap, Calvert Social Mid Cap and Calvert Social International Equity Portfolios. The Advisors Group, Inc. acts as a principal underwriter of the policies pursuant to an underwriting agreement with the Company.

In addition to the nineteen separate sub-accounts, a contract owner may also allocate net premiums to the General Account, which is part of the Company. Because of exclusionary provisions, interests in the General Account have not been registered as securities under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940.

ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

The sub-accounts and the respective portfolios in effect during 1997 were as follows:


     Sub-Account                             Portfolio Invested
     -----------                             ------------------
                                        Calvert Variable Series, Inc.:
Social Money Market                        - Calvert Social Money Market
Social Balanced                            - Calvert Social Balanced
Social Strategic Growth                    - Calvert Small Cap Growth
Social Managed Growth                      - Calvert Mid Cap Growth
Social Global                              - Calvert Social International Equity

                                        Alger American:
Large Cap Growth                           - Growth
Mid Cap Growth                             - Mid Cap Growth
Small Cap Growth                           - Small Capitalization

S & P 500 Index                         Dreyfus Stock Index

                                        The Neuberger & Berman Advisers
                                          Management Trust:
Income                                     - Limited Maturity Bond
Growth                                     - Growth

                                        Strong:
Income (closed November, 1997)             - Advantage Fund II
Balance (closed November 1997)             - Asset Allocation Fund II
International Growth                       - International Stock Fund II
Aggressive Growth                          - Discovery Fund II

Hard Assets / Metals                    Van Eck Worldwide Hard Assets Fund

                                        Oppenheimer Variable Account Funds:
High Income                                - High Income Fund
Aggressive Growth                          - Aggressive Growth Fund
Large Cap Growth                           - Growth Fund
Balanced                                   - Growth & Income Fund
Managed Income                             - Strategic Bond Fund

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in the preparation of the financial statements in conformity with generally accepted accounting principles.

ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS VALUATION

Investments are stated at market value based on the net asset value of the underlying investment in each of the respective funds. Net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the sub-accounts.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Dividend income is recorded on the exdividend date. Identified cost is the basis followed in determining the cost of investments sold for financial statement purposes.

FEDERAL INCOME TAXES

The operations of the Account are taxed as part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing law, no taxes are payable on investment income or realized capital gains of the Account.

NOTE 4 - RELATED PARTY TRANSACTIONS

The following charges are deducted by the Company from the Account's net assets attributed to each policy:

          Premium  Expense  Charge:  Premiums  are reduced by a charge  equal to
          2.25%  of  each  premium  to  compensate   the  Company  for  expenses
          associated with state premium taxes of the policy.

          Policy Account Value Charges: The policy account value will be reduced by a monthly deduction equal to the sum of the cost of insurance charge, the cost of any optional insurance benefits added by a rider and a monthly administrative charge equal to $27 per month for the first policy year and $8 each month thereafter. The cost of insurance will vary based upon a number of factors including the face amount of the policy, issue age, attained age and rate class of the insured. The net investment income includes charges for investment management fees and other expenses incurred by the Portfolios.

               Surrender Charges: A surrender charge will be assessed at 30% of premiums received up to target premium, as defined in the prospectus, for years 1-7 decreasing to 10% per year until reaching zero in year 10. Partial Surrender Charges: During the surrender charge period for the policy, there will be a charge for a partial surrender equal to 8% of the amount withdrawn or $25, whichever is greater.

ACACIA NATIONAL VARIABLE LIFE INSURANCE SEPARATE ACCOUNT I
NOTES TO FINANCIAL STATEMENTS


               Mortality and Expense Charge: A charge not to exceed an annual rate of 0.90% for years 1-15, decreasing 0.05% per year for years 16 and thereafter until the annual rate reaches 0.45%, of the average daily net asset value of the Account applicable to policies issued when each rate was in effect. These charges are deducted by the Company in return for its assumption of expenses arising from adverse mortality experience and excess administrative expenses in connection with the policies issued.

NOTE 5 - PURCHASES AND SALES

The cost of purchases and proceeds from sales for the two years ended December 31,1997 and 1996 for the sub-accounts are as follows:

                                                      1997                                 1996
                                                      ----                                 ----

                                           Cost of           Proceeds           Cost of            Proceeds
          Portfolio                       Purchases         from Sales         Purchases          from Sales
         ----------                      ----------         ----------         ----------         ----------
Social Money Market                      $1,576,665         $1,356,488         $1,015,455          $ 865,453
Social Balanced                              23,228              2,786              3,043                 67
Social Strategic Growth                      56,820             28,943             26,292              6,168
Social Managed Growth                        12,865              1,060                ---                ---
Social Global                                23,900              1,653                ---                ---
Large Cap Growth                            850,686            379,075            411,411            105,948
Mid Cap Growth                              323,556            112,388            124,641             36,438
Small Cap Growth                            903,714            569,009            528,237            127,156
S & P 500 Index                           2,121,116            790,528            655,166            147,891
Income                                      938,144            295,076            245,923             45,196
Growth                                      600,065            210,959            223,540             50,730
Income (closed November, 1997)                7,191             17,186             10,941                981
Balance (closed November, 1997)             147,277            236,665            103,483             14,369
International Growth                      1,446,217            372,845            556,992            117,229
Aggressive Growth                           184,328             65,795            104,590             29,585
Hard Assets / Metals                        267,866             91,078            119,090             33,537
High Income                                  87,229             17,840                ---                ---
Aggressive Growth                           456,233            101,407                ---                ---
Large Cap Growth                            700,305            117,146                ---                ---
Balanced                                     89,341             17,430                ---                ---
Managed Income                               24,834              5,280                ---                ---

AUDITED FINANCIAL STATEMENTS (STATUTORY BASIS)




ACACIA NATIONAL LIFE INSURANCE COMPANY




DECEMBER 31, 1997 AND 1996



Report of Independent Accountants............................................1-2
Statements of Financial Condition..............................................3
Statements of Operations and Changes
   in Capital and Surplus......................................................4
Statements of Cash Flow........................................................5
Notes to Financial Statements.............................................6 - 17
Supplemental Schedule of Selected Financial Data.........................18 - 20

                         [COOPERS & LYBRAND LETTERHEAD]



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Acacia National Life Insurance Company


We have audited the accompanying statutory statements of financial condition of Acacia National Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of operations and changes in capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Acacia National Life Insurance Company as of December 31, 1997 and 1996 or the results of its operations or its cash flow for the years then ended.

In our opinion, however, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Acacia National Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flow for the years then ended, on the basis of accounting described in Note 2.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The Supplemental Schedule of Selected Financial Data is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by the National Association of Insurance Commissioners. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                                 /s/ COOPERS & LYBRAND LLP


Washington, D.C.
February 24, 1998

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF FINANCIAL CONDITION (STATUTORY BASIS)

                                                                                       DECEMBER 31,
                                                                                     1997         1996
                                                                                   --------     --------
                                                                                      (IN THOUSANDS)
ASSETS
Debt securities                                                                    $570,348     $596,394
Equity securities                                                                     2,373        2,405
Mortgage loans                                                                        5,031           47
Policy loans                                                                          8,100        8,091
Cash and cash equivalents                                                            13,090       16,246
Accrued investment income                                                             9,992       10,520
Separate account assets                                                              31,095        6,433
Other assets                                                                          2,820        2,671
                                                                                   --------     --------
      TOTAL ASSETS                                                                 $642,849     $642,807
                                                                                   ========     ========


LIABILITIES
Insurance and annuity reserves                                                     $508,884     $539,065
Deposit administration contracts and other
   deposit reserves                                                                  26,459       25,659
Other policyowner funds                                                              28,666       19,633
Policy claims                                                                         3,143        2,821
Interest maintenance reserve                                                          2,587        2,230
Asset valuation reserve                                                               5,188        5,712
Separate account liabilities                                                         31,095        6,433
Other liabilities                                                                     4,321       11,613
                                                                                   --------     --------
      TOTAL LIABILITIES                                                             610,343      613,166

CAPITAL AND SURPLUS
Preferred stock, 8% non-voting, non-cumulative, $1,000 par value,
     10,000 shares authorized; 6,000 shares issued and outstanding                    6,000        6,000
Common stock, $170 par value; 15,000 shares authorized
     issued and outstanding                                                           2,550        2,550
Gross paid-in surplus                                                                13,450       13,450
Surplus                                                                              10,506        7,641
                                                                                   --------     --------
      TOTAL CAPITAL AND SURPLUS                                                      32,506       29,641
                                                                                   --------     --------
      TOTAL LIABILITIES AND CAPITAL AND SURPLUS                                    $642,849     $642,807
                                                                                   ========     ========

SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS (STATUTORY BASIS)

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                        1997            1996
                                                      ---------      ---------
                                                          (IN THOUSANDS)
INCOME
Premiums and annuity considerations                   $  59,646      $  42,444
Net investment income                                    47,774         45,701
Supplementary contracts                                  16,809         12,589
Other income                                              1,042          3,845
                                                      ---------      ---------
                                                        125,271        104,579
BENEFITS AND EXPENSES
Benefits for policyholders and beneficiaries:
   Benefit payments, surrenders, and withdrawals        108,148        114,085
   Decrease in insurance and annuity reserves           (21,269)       (24,741)
   Increase in deposit administration funds                 800            977
                                                      ---------      ---------
                                                         87,679         90,321
Commissions to managing directors
   and account managers                                   5,202          3,146
Net transfers to separate accounts                       20,387           --
Operating expenses allocated from Acacia Life            12,724         13,539
Other operating expenses and taxes                        1,247            162
                                                      ---------      ---------
                                                        127,239        107,168
                                                      ---------      ---------
   NET (LOSS) GAIN FROM OPERATIONS BEFORE FEDERAL
      INCOME TAXES AND REALIZED CAPITAL LOSSES           (1,968)        (2,589)

Federal income tax benefit (expense)                      2,511           (642)
                                                      ---------      ---------

      NET GAIN (LOSS) FROM OPERATIONS BEFORE
          REALIZED CAPITAL GAINS (LOSSES)                   543         (3,231)

REALIZED CAPITAL GAINS (LOSSES)
Net realized capital gains                                1,183            339
Capital gains taxes                                        (521)          (335)
Transferred to interest maintenance reserve                (516)          (224)
                                                      ---------      ---------
           NET REALIZED CAPITAL GAINS (LOSSES)              146           (220)

                                                      ---------      ---------
                  NET INCOME (LOSS)                         689         (3,451)

Capital and surplus, beginning of year                   29,641         26,775
Issuance of preferred stock                                --            6,000
Contribution of gross paid-in surplus                      --            6,000
Change in valuation basis of reserves                      (119)          --
Change in asset valuation reserve                           524         (1,068)
Change in net unrealized capital gains                      495            323
Change in non-admitted assets                             1,276         (4,938)
                                                      ---------      ---------
          CAPITAL AND SURPLUS, END OF YEAR            $  32,506      $  29,641
                                                      =========      =========

SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOW (STATUTORY BASIS)

                                                                       FOR THE YEARS ENDED
                                                                          DECEMBER 31,
                                                                       1997         1996
                                                                     --------     --------
OPERATING ACTIVITIES                                                    (IN THOUSANDS)
Premiums and annuity considerations                                  $ 59,646     $ 42,453
Other premiums, considerations and deposits                            16,809       12,589
Net investment income received                                         47,368       43,220
Cash and short-term investments received from
  execution of assumption reinsurance agreement                          --         52,671
Annuity and other fund deposits                                         2,167        4,069
Benefits paid to policyholders                                        (10,980)     (10,092)
Commissions and other expenses paid                                   (20,698)     (16,601)
Surrender benefits and other fund withdrawals paid                    (96,822)    (103,994)
Net transfers to separate accounts                                    (22,815)        --
Federal and state income tax paid                                      (1,093)         (41)
                                                                     --------     --------
       NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES            (26,418)      24,274

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds                                                                68,392       52,368
  Equities                                                                756          191
  Mortgage loans                                                           16         --
  Partnership and other interests                                         240         --
Cost of investments acquired:
  Bonds                                                               (40,619)     (92,269)
  Mortgage loans                                                       (5,000)        --
  Partnership and other interests                                      (1,158)        (435)
Net change in policy loans and premium notes                               (9)         210
                                                                     --------     --------
       NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES             22,618      (39,935)

FINANCING ACTIVITIES
Cash provided:
  Issuance of preferred stock                                            --          6,000
  Capital contribution                                                   --          6,000
  Other provisions (applications)                                         644          (80)
                                                                     --------     --------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                          644       11,920

            DECREASE IN CASH AND CASH EQUIVALENTS                      (3,156)      (3,741)

       CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                    16,246       19,987
                                                                     --------     --------

            CASH AND CASH EQUIVALENTS, END OF YEAR                   $ 13,090     $ 16,246
                                                                     ========     ========

NON-CASH TRANSACTIONS:

Non-cash items received from execution of assumption
  reinsurance agreement:
     Investment in bonds                                                 --       $ 68,429
     Policy loans                                                        --       $  1,600
     Annuity reserve liabilities                                         --       $127,851


SEE NOTES TO FINANCIAL STATEMENTS

ACACIA NATIONAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1997 AND 1996

NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

Acacia National Life Insurance Company (the Company) is a wholly-owned subsidiary of Acacia Life Insurance Company (Acacia Life), known prior to June 30, 1997 as Acacia Mutual Life Insurance Company. Acacia Life is a wholly-owned subsidiary of Acacia Financial Group, Ltd (AFG) which is wholly owned by Acacia Mutual Holding Corporation (AMHC). AMHC and AFG were formed in 1997 pursuant to a plan of reorganization whereby Acacia Life became a stock life insurance company. AMHC and its wholly-owned subsidiaries are collectively known as The Acacia Group (the Group). Other members of the Group include Acacia Financial Corporation and its subsidiaries, Acacia Federal Savings Bank, Calvert Group, Ltd. and The Advisors Group, Inc.

The Company underwrites and markets deferred and immediate annuities and life insurance products within the United States and is licensed to operate in 46 states and the District of Columbia. On December 1, 1995 and September 9, 1996, respectively, operations began for the Acacia National Variable Life Insurance Separate Account I and Acacia National Variable Annuity Separate Account II which are separate investment accounts within the Company.

NOTE 2 - SIGNIFICANT ACCOUNTING PRACTICES

The Company, domiciled in Virginia, prepares its statutory financial statements in accordance with statutory accounting practices (SAP) prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. Such practices vary, in some respects, from generally accepted accounting principles (GAAP). The significant statutory basis accounting practices followed by the Company are described below.

The preparation of the financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In general, the SAP basis of accounting varies in certain respects from GAAP in that:

o Acquisition costs incurred at policy issuance, such as commissions and other costs in connection with acquiring new business, are charged to expense in the year in which they are incurred, rather than being deferred and amortized over the periods benefited.

o Certain assets designated as "non-admitted' are excluded from the balance sheets by a direct charge to unassigned surplus.

o The asset valuation reserve and interest maintenance reserve are not recorded for GAAP purposes.

o Federal income taxes are computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and are based solely on currently taxable income. Under GAAP, the recognition of deferred tax liabilities and assets is required for the expected future tax consequences of temporary differences between the carrying amounts for financial statements purposes and the tax basis of other assets and liabilities.

o The liability for policy reserves is based on statutory assumptions for interest and mortality without considerations of withdrawals, rather than assumptions for interest, mortality and withdrawals based on actual experience.

o Premiums for universal life, single premium non-life contingent immediate annuity and single premium deferred annuity contracts are reported as premium income or fund deposits rather than additions to liabilities.

o Reinsurance ceded to other companies is reported on a net basis for premium revenue, benefits and underwriting, acquisition and insurance expenses, and policy reserves and accruals. Under GAAP, policy reserves and claim liabilities ceded are reported separately in the balance sheet as a reinsurance recoverable asset.

o Debt securities are generally carried at amortized costs, whereas, under GAAP, investments in debt securities are stated at amortized cost or current market values depending on the classification pursuant to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities. Any difference between cost and current market values of debt securities classified as available-for-sale, net of deferred income taxes or benefit and related deferred acquisition cost effects, is reported as a separate component in GAAP shareholder's equity and does not affect net income.

The impact of the differences between SAP and GAAP basis reporting on Net Income and Capital and Surplus is as follows:

($ IN THOUSANDS)


                                                   1997                       1996
                                        ------------------------    ------------------------
                                           NET         CAPITAL          NET        CAPITAL
                                          INCOME     AND SURPLUS      INCOME     AND SURPLUS
                                        ---------    -----------    ---------    -----------
AS REPORTED UNDER SAP:                  $    689      $ 32,506      $ (3,451)     $ 29,641
Adjustments:
  Deferred policy acquisition costs          (66)       53,937          (663)       62,324
  AVR and IMR                                357         7,775            17         7,942
  Deferred Federal income taxes           (2,372)      (19,561)         (307)      (15,244)
  Net policyholder liabilities               731        (9,813)        5,287       (10,664)
  Investments                               --          22,521          --           9,135
 Other                                     1,289          (456)          444          (467)
                                        --------      --------      --------      --------
AMOUNTS UNDER GAAP                      $    628      $ 86,909      $  1,327      $ 82,667
                                        ========      ========      ========      ========

VALUATION OF ASSETS

Debt and equity securities are valued in accordance with rules prescribed by the NAIC. Debt securities are generally stated at amortized cost, preferred stocks at cost and common stocks at market value. Collateralized mortgage obligations are valued using the prospective method and currently anticipated prepayment assumptions, based on data from current actual experience. Mortgage loans and policy loans are recorded at their unpaid balance. Discount or premium on debt securities is amortized using the interest method. Unrealized capital gains and losses are reflected directly in surplus and are not included in net income. Realized gains and losses are determined on a first-in, first-out basis and are presented in the statements of operations, net of taxes and excluding amounts transferred to the Interest Maintenance Reserve.

As  prescribed by the NAIC,  the Company  maintains an Asset  Valuation  Reserve
(AVR). The AVR is computed in accordance with a prescribed formula. The purpose of the AVR is to stabilize surplus against fluctuations in the value of stocks and credit-related declines in the value of bonds, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to surplus.

As also prescribed by the NAIC, the Company maintains an Interest Maintenance Reserve, which represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed income investments, principally bonds and mortgage loans. Such gains or losses are amortized into income using schedules prescribed by the NAIC over the remaining period to expected maturity of the individual securities sold.

CASH EQUIVALENTS

The Company considers overnight repurchase agreements, money market funds and short-term investments with original maturities of less than three months at the time of acquisition to be cash equivalents. Cash equivalents are carried at cost.

SEPARATE ACCOUNTS

Separate Accounts are assets and liabilities associated with certain life insurance and annuity contracts, for which the investment risk lies solely with the holder of the contract rather than the Company. Consequently, the insurer's liability for these Separate Accounts equals the value of the Separate Account assets. Investment income and realized gains (losses) related to Separate Accounts are excluded from the statements of operations and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

NON-ADMITTED ASSETS

Certain assets, primarily goodwill, are designated as "non-admitted" under SAP. The cost of these assets is charged directly to surplus. Non-admitted balances totaled $3,662,000 and $4,938,000 at December 31, 1997 and 1996, respectively.

POLICY RESERVES

Life policy reserves are computed by using the Commissioners Reserve Valuation Method and the Commissioners Standard Ordinary Mortality table. Annuity reserves are calculated using the Commissioners Annuity Reserve Valuation Method and the maximum valuation interest rate; for annuities with life contingencies, the prescribed valuation mortality table is used. Policy claims in process of settlement include provision for reported claims and claims incurred but not reported. The valuation rates for fixed immediate and deferred annuities range between 6.0% and 11.25% as of December 31, 1997.

FEDERAL INCOME TAXES

The Company files a consolidated tax return with the Group. Under statutory accounting practices, no provision is made for deferred federal income taxes related to temporary differences between statutory and taxable income. Such temporary differences arise primarily from Internal Revenue Code requirements regarding the capitalization and amortization of deferred policy acquisition costs, calculation of life insurance reserves and recognition of realized gains or losses on sales of debt securities.

PREMIUMS AND RELATED EXPENSE

Premiums are recognized as income over the premium paying period of the policies. Annuity considerations and fund deposits are included in revenue as received. Commissions and other policy acquisition costs are expensed as incurred.

REINSURANCE

The Company cedes reinsurance to provide for greater diversification of business, additional capacity for growth as well as a way for management to control exposure to potential losses arising from large risks. A significant portion of reinsurance is ceded to Acacia Life.

The excess of the amount of liabilities assumed over the amount of assets received upon execution of an assumption reinsurance agreement is recorded as goodwill, a non-admitted asset, and charged directly to surplus. Goodwill is being amortized over a period of ten years using the interest method.

RECLASSIFICATIONS

Certain reclassifications of 1996 amounts were made to conform with the 1997 financial statement presentation.

NOTE 3 - INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS

FAIR VALUES OF FINANCIAL INSTRUMENTS

($ IN THOUSANDS)

                                  DECEMBER 31, 1997         DECEMBER 31, 1996
                                ---------------------     ---------------------
                                CARRYING        FAIR      CARRYING       FAIR
                                 AMOUNT        VALUE       AMOUNT        VALUE
                                ---------    --------     --------     --------
FINANCIAL ASSETS:
  Debt securities               $570,348     $610,928     $596,394     $620,368
  Equity securities                2,373        2,713        2,405        2,773
  Mortgage loans                   5,031        5,084           47           50
  Cash and cash equivalents       13,090       13,090       16,246       16,246
FINANCIAL LIABILITIES:
  Investment-type insurance
         contracts              $407,643     $475,678     $440,645     $512,452


The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks and mortgage backed securities) are based on quoted market prices, where available. For fixed maturity securities not actively traded and for private placements, fair values are estimated using values obtained from independent pricing services. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS: The fair values for mortgage loans are estimated using discounted cash flow analysis, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

CASH AND CASH EQUIVALENTS: The carrying amount approximates fair values because of the short maturity of these instruments.

POLICY LOANS: Policy loans are an integral component of insurance contracts and have no maturity dates. Future cash flows are uncertain and difficult to predict. Therefore, management has concluded that it is not practical to estimate their fair value.

INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The carrying values for the deposit administration contracts and supplementary contracts without life contingencies approximate their fair values.

INVESTMENTS

Major categories of investment income for the years ended December 31 are summarized as follows:

($ IN THOUSANDS)

                                                1997          1996
                                              --------      --------
Fixed maturity securities                     $ 47,086      $ 44,932
Common stock                                      --              54
Preferred stock                                     60            81
Mortgage loans                                     110             4
Policy loans                                       502           436
Other                                            1,001         1,544
                                              --------      --------
  Gross investment income                       48,759        47,051
Investment expenses                             (1,143)       (1,558)
Interest maintenance reserve amortization          158           208
                                              --------      --------
  Net investment income                       $ 47,774      $ 45,701
                                              ========      ========

Realized gains (losses) on investments for the years ended December 31 are summarized as follows:

($ IN THOUSANDS)

                                                  1997         1996
                                                 -------      -------
Available for sale fixed maturity securities
    Gross realized gains                             963          355
    Gross realized losses                            (11)         (16)
Equity securities
    Gross realized gains                             230         --
    Gross realized losses                           --           --
Other invested assets                                  1         --
                                                 -------      -------
                                                 $ 1,183      $   339
                                                 =======      =======

The statement values and estimated fair values of the Company's investments in debt securities are as follows:

($ IN THOUSANDS)

                                                 GROSS           GROSS
                                  STATEMENT    UNREALIZED     UNREALIZED       FAIR
                                   VALUE         GAINS          LOSSES         VALUE
                                 ----------    ----------     ----------     ---------
AT DECEMBER 31, 1997

U.S. government and agencies     $  87,514     $   8,228      $    --        $  95,742
Other government                    30,943           856            (73)        31,726
Mortgaged backed securities        150,831         5,592           (402)       156,021
Corporate                          301,060        26,994           (615)       327,439
                                 ---------     ---------      ---------      ---------
                                 $ 570,348     $  41,670      $  (1,090)     $ 610,928
                                 =========     =========      =========      =========
AT DECEMBER 31, 1996

U.S. government and agencies     $ 117,448     $   7,161      $     (28)     $ 124,581
Other government                     3,300            23           --            3,323
Mortgaged backed securities        153,001         2,641         (1,627)       154,015
Corporate                          322,645        17,503         (1,699)       338,449
                                 ---------     ---------      ---------      ---------
                                 $ 596,394     $  27,328      $  (3,354)     $ 620,368
                                 =========     =========      =========      =========

The amortized cost and estimated fair value of debt securities, by contractual maturity at December 31, 1997 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

($ IN THOUSANDS)


                                STATEMENT      FAIR
                                 VALUE         VALUE
                                --------     --------
Maturities in 1998              $ 16,980     $ 17,243
In 1999 to 2002                  121,926      130,953
In 2003 to 2007                  153,737      163,299
After 2007                       126,874      143,412
Mortgaged-backed securities      150,831      156,021
                                --------     --------
                                $570,348     $610,928
                                ========     ========


INVESTMENT PORTFOLIO CREDIT RISK

The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1997 and 1996, approximately $3.9 million and $2.7 million, respectively, in debt security investments (0.7% and 0.5%, respectively, of the total debt security portfolio) are considered "below investment grade." Securities are classified as "below investment grade" by utilizing rating criteria established by the NAIC.

NOTE 4 - REINSURANCE

The Company reinsures all life insurance risks over its retention limit of $10 thousand per policy under yearly renewable term insurance agreements with Acacia Life and several other non-affiliated companies. The Company remains obligated for amounts ceded in the event that reinsurers do not meet their obligations. Since the reinsurance treaties are of such a nature as to pass economic risk to the reinsurer, appropriate reductions are made from income, claims, expense and liability items in accounting for the reinsurance ceded.

Premiums and benefits have been reduced by amounts reinsured as follows (in thousands):

                                                    Year ended December 31,
                                                      1997           1996
                                                   ----------     ----------
Premiums ceded:
  Acacia Life                                      $    3,384     $    3,559
  Others                                                  533            540
                                                   ----------     ----------
Total premium ceded                                $    3,917     $    4,099
                                                   ==========     ==========

Death benefits reimbursed:
  Acacia Life                                      $    2,989     $    3,380
  Other                                                   277          1,841
                                                   ----------     ----------
Total benefits reimbursed                          $    3,236     $    5,221
                                                   ==========     ==========

Amounts recoverable on paid and unpaid losses:
  Acacia Life                                      $      643     $      424
  Other                                                  --               24
                                                   ----------     ----------
Total amounts recoverable on paid
    and unpaid losses                              $      643     $      448
                                                   ==========     ==========

Policy reserves ceded:
  Acacia Life                                      $    1,897     $    3,238
  Others                                                  350            379
                                                   ----------     ----------
Total policy reserves ceded                        $    2,247     $    3,617
                                                   ==========     ==========

Life insurance in force ceded:
  Acacia Life                                      $1,206,052     $  926,529
  Others                                               90,471         74,550
                                                   ----------     ----------
Total life insurance in force ceded                $1,296,523     $1,001,079
                                                   ==========     ==========

During 1997, the Company terminated a reinsurance agreement whereby disability benefits were ceded to Acacia Life. Termination of the agreement resulted in net expense to the Company of $372,000.

ASSUMPTION REINSURANCE AGREEMENT

Effective May 31, 1996 under an assumption reinsurance agreement, the Company assumed certain assets and liabilities relating to annuities previously underwritten by the National American Life Insurance Company (NALICO), which had been in rehabilitation. Under the agreement, the Company assumed fixed annuity policies with statutory liabilities of $127.9 million. The Company received from NALICO assets with a fair value of approximately $122.7, consisting principally of investment grade bonds and short-term investments. The difference between assets acquired and liabilities assumed of $5.2 million was capitalized as goodwill and treated as a non-admitted asset. Based on adjustments in 1997, additional assets of $0.4 million were received and reduced the goodwill. Approximately $1.1 million was amortized through operations during 1997 as an offset to miscellaneous income. At December 31, 1997, the balance of goodwill was $3.7 million.

NOTE 5 - ANNUITY RESERVES AND DEPOSIT LIABILITIES

Annuity  reserves  and  deposit   liabilities  have  the  following   withdrawal
characteristics:

($ in thousands)

                                                                                        December 31,
                                                                               1997                         1996
                                                                        ----------------------     ----------------------
Subject to discretionary withdrawal with adjustment,
  at book value less surrender charge                                   $228,262           46%     $362,603           72%

Subject to discretionary withdrawal without adjustment,
  at book value (minimal or no charge)                                   226,606           45       107,453           21

Not subject to discretionary withdrawal provision                         46,550            9        32,205            7
                                                                        --------     --------      --------     --------
Total annuity actuarial reserves and deposit
  fund liabilities                                                      $501,418          100%     $502,261          100%
                                                                        ========     ========      ========     ========

NOTE 6 - FEDERAL INCOME TAXES

Under a tax sharing agreement between the Company and other members of the Group, Acacia Life reimburses or receives from the Company an amount representing the taxes that would have been paid or refunded had the Company filed a separate income tax return.

Under the statutes in effect before the Deficit Reduction Act of 1984, a portion of "net income" was not subject to current income taxation for stock life insurance companies, but was accumulated for tax purposes in a memorandum tax account. The 1984 Act prohibited any additions to the memorandum tax account after 1983. The balance in this account for the Company was $6.6 million at December 31, 1997 and 1996. In the event that either cash distributions from the Company to Acacia Life or the balance in the memorandum tax account exceeds certain stated minimums, such amounts distributed would become subject to federal income taxes at rates then in effect.

NOTE 7 - OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an agreement whereby Acacia Life provides such services and facilities as are necessary for the operation of the Company. Net amounts payable to Acacia Life at December 31, 1997 and 1996 are $1.5 million and $5.5 million, respectively, and are included in other liabilities.

During 1997, the Company purchased participations of $5 million in two commercial mortgage loans from Acacia Life. The participations were purchased at the unpaid principal balance.

NOTE 8 - CONTINGENT LIABILITIES

The Company is involved in various lawsuits that have arisen in the ordinary course of business. Management believes that its defenses are meritorious and the eventual outcome of these lawsuits will not have a material effect on the Company's financial position.

The Company is also subject to insurance guaranty laws in the states in which it does business. Periodically, the Company is assessed by various state guaranty funds as part of those funds' activities to collect funds from solvent insurance companies to cover certain losses to policyholders that resulted from the insolvency or rehabilitation of other insurance companies. The Company has established an estimated liability for guaranty fund assessments for those insolvencies or rehabilitations that have actually occurred prior to the balance sheet date. For those payments made which are expected to offset future premium taxes, an asset has been recorded. Because of the many uncertainties regarding the amounts that will be assessed against the Company, the ultimate assessments may vary from the estimated liability included in the accompanying financial statements. Expected premium tax offsets, net of the estimated liability for future assessments, at December 31, 1997 and 1996 were $359,000 and $736,000, respectively.

NOTE 9 - CAPITAL AND DIVIDEND RESTRICTIONS

The maximum amount of annual dividends and other distributions which may be remitted by the Company to its shareholder without prior approval of the appropriate state insurance commissioner is subject to restrictions relating to statutory capital and surplus and statutory gains from operations. The maximum dividend payout which may be made in 1998 without prior approval is $ 688,503.

Regulatory risk-based capital rules require a specified level of capital depending on the types and quality of investments held, the types of business written and the types of liabilities maintained. Depending on the ratio of an insurer's adjusted surplus to its risk-based capital, the insurer could be subject to various regulatory actions ranging from increased scrutiny to conservatorship. The Company's risk-based capital ratios for 1997 and 1996 are significantly above the regulatory action levels.

NOTE 10 - CAPITAL AND SURPLUS

During 1996, the Company received a $6 million capital contribution from Acacia Life and also issued to Acacia Life $6 million of 8% non-voting, non-cumulative preferred stock at par.

During 1997, the Company changed the valuation interest rates for certain supplementary contracts, resulting in an increase in the liability of approximately $700,000. Based on an agreement with the Bureau of Insurance, the increase is being recognized evenly over three years, with $119,000 charged directly against surplus and the remainder charged through operations.

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1997
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (IN THOUSANDS)

INVESTMENT INCOME EARNED
     Government bonds                                                          $    6,863
     Other bonds (unaffiliated)                                                    40,223
     Bonds of Affiliates                                                               --
     Preferred stocks (unaffiliated)                                                   60
     Preferred stocks of affiliates                                                    --
     Common stocks (unaffiliated)                                                      --
     Common stocks of affiliates                                                       --
     Mortgage loans                                                                   110
     Real estate                                                                       --
     Premium notes, policy loans and liens                                            502
     Collateral loans                                                                  --
     Cash on hand and on deposit                                                       --
     Short-term investments                                                           896
     Other invested assets                                                            105
     Derivative instruments                                                            --
     Aggregate write-ins for investment income                                         --
                                                                               ----------
     Gross investment income                                                   $   48,759
                                                                               ==========

REAL ESTATE OWNED - BOOK VALUE LESS ENCUMBRANCES                                       --
                                                                               ==========
MORTGAGE LOANS - BOOK VALUE:
     Farm mortgages                                                                    --
     Residential mortgages                                                     $       46
     Commercial mortgages                                                           4,985
                                                                               ----------
     Total mortgage loans                                                      $    5,031
                                                                               ==========
MORTGAGE LOANS BY STANDING - BOOK VALUE:
     Good standing                                                             $    5,031
                                                                               ==========
     Good standing with restructured terms                                             --
                                                                               ==========
     Interest overdue more than three months,  not in foreclosure                      --
                                                                               ==========
     Foreclosure in process                                                            --
                                                                               ==========
OTHER LONG TERM ASSETS - STATEMENT VALUE                                       $      699
                                                                               ==========

COLLATERAL LOANS                                                                       --
                                                                               ==========

BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND AFFILIATES - BOOK VALUE:
     Bonds                                                                             --
                                                                               ==========
     Preferred stocks                                                                  --
                                                                               ==========
     Common stocks                                                                     --
                                                                               ==========

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1997
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (IN THOUSANDS)

BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:

BONDS AND SHORT-TERM INVESTMENTS BY MATURITY - STATEMENT VALUE
     Due within one year                                                       $   42,315
     Over 1 year through 5 years                                                  162,771
     Over 5 years through 10 years                                                206,802
     Over 10 years through 20 years                                                99,753
     Over 20 years                                                                 69,582
                                                                               ----------
     Total by Maturity                                                         $  581,223
                                                                               ==========
BONDS AND SHORT-TERM INVESTMENTS BY CLASS - STATEMENT VALUE
     Class 1                                                                   $  341,820
     Class 2                                                                      212,120
     Class 3                                                                       23,348
     Class 4                                                                        1,980
     Class 5                                                                        1,955
     Class 6                                                                           --
                                                                               ----------
     Total by Class                                                            $  581,223
                                                                               ==========
TOTAL BONDS AND SHORT-TERM INVESTMENTS PUBLICLY TRADED                         $  551,865
                                                                               ==========
TOTAL BONDS AND SHORT-TERM INVESTMENTS PRIVATELY PLACED                        $   29,358
                                                                               ==========
PREFERRED STOCKS - STATEMENT VALUE                                             $      546
                                                                               ==========
COMMON STOCKS - MARKET VALUE                                                   $    1,827
                                                                               ==========
SHORT-TERM INVESTMENTS - BOOK VALUE                                            $   10,875
                                                                               ==========
FINANCIAL OPTIONS OWNED - STATEMENT VALUE                                              --
                                                                               ==========
FINANCIAL OPTIONS WRITTEN AND IN-FORCE - STATEMENT VALUE                               --
                                                                               ==========
FINANCIAL FUTURES CONTRACTS OPEN - CURRENT PRICE                                       --
                                                                               ==========
CASH ON DEPOSIT                                                                $    2,215
                                                                               ==========
LIFE INSURANCE IN FORCE:
     Industrial                                                                        --
                                                                               ==========
     Ordinary                                                                  $1,463,791
                                                                               ==========
     Credit Life                                                                       --
                                                                               ==========
     Group Life                                                                        --
                                                                               ==========
AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY POLICIES          $  103,610
                                                                               ==========
LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE
     Industrial                                                                        --
                                                                               ==========
     Ordinary                                                                  $      587
                                                                               ==========
     Credit Life                                                                       --
                                                                               ==========
     Group Life                                                                        --
                                                                               ==========

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1997
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (IN THOUSANDS)

SUPPLEMENTARY CONTRACTS IN FORCE:
Ordinary - Not Involving Life Contingencies
     Amount on Deposit                                                         $    3,412
                                                                               ==========
     Income Payable                                                            $   25,492
                                                                               ==========

Ordinary - Involving Life Contingencies
     Income Payable                                                            $    9,975
                                                                               ==========

Group - Not Involving Life Contingencies
     Amount on Deposit                                                                 --
     Income Payable                                                                    --
                                                                               ==========

Group - Involving Life Contingencies
     Income Payable                                                                    --
                                                                               ==========

ANNUITIES -- ORDINARY
     Immediate - Amount of Income Payable                                      $    3,119
                                                                               ==========
     Deferred - Fully Paid - Account Balance                                   $  388,585
                                                                               ==========
     Deferred - Not Fully Paid - Account Balance                               $   49,131
                                                                               ==========

ANNUITIES -- GROUP
     Amount of Income Payable                                                  $       18
                                                                               ==========
     Fully Paid - Account Balance                                                      --
                                                                               ==========
     Not Fully Paid - Account Balance                                          $      300
                                                                               ==========

ACCIDENT AND HEALTH INSURANCE - PREMIUM IN FORCE:
     Ordinary                                                                          --
                                                                               ==========
     Group                                                                             --
                                                                               ==========
     Credit                                                                            --
                                                                               ==========

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
     Deposits Funds - Account Balance                                          $   26,459
                                                                               ==========
     Dividend Accumulations - Account Balance                                          --
                                                                               ==========

CLAIM PAYMENTS - YEAR ENDED DECEMBER 31, 1997:
     Group Accident and Health
     1997                                                                              --
                                                                               ==========
     1996                                                                              --
                                                                               ==========
     1995                                                                              --
                                                                               ==========

     Other Accident and Health
     1997                                                                              --
                                                                               ==========
     1996                                                                              --
                                                                               ==========
     1995                                                                              --
                                                                               ==========

     Other Coverage that use developmental methods to calculate claims reserves
     1997                                                                              --
                                                                               ==========
     1996                                                                              --
                                                                               ==========
     1995                                                                              --
                                                                               ==========

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